      As filed with the Securities and Exchange Commission on September 20, 2000
                                         Registration Statement No. 333-
      ==========================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                               COMMERCE ONE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                            680322810
(STATE OR OTHER JURISDICTION OF                             (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)

                                  4440 ROSEWOOD DRIVE
                              PLEASANTON, CALIFORNIA 94588
    (ADDRESS , INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                --------------------
                 APPNET SYSTEMS, INC. 1999 STOCK INCENTIVE PLAN
           APPNET SYSTEMS, INC. 1998 STOCK OPTION AND INCENTIVE PLAN
          INTERNET OUTFITTERS, INC. 1996 INCENTIVE STOCK OPTION PLAN
          CENTURY COMPUTING, INCORPORATED INCENTIVE STOCK OPTION PLAN

                           (FULL TITLE OF THE PLANS)
                             --------------------
                               ROBERT M. TARKOFF
                     SENIOR VICE PRESIDENT, GENERAL COUNSEL
                                 AND SECRETARY
                              COMMERCE ONE, INC.
                              4440 ROSEWOOD DRIVE
                          PLEASANTON, CALIFORNIA 94588
                                (925) 520-6000
 (NAME, ADDRESS AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:

                          NEIL ANTHONY JEFFRIES, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                               PALO ALTO, CA 94304
                                  (650) 493-9300



                         CALCULATION OF REGISTRATION FEE
========================================= ==================== ==================== ====================== =======================
                                                AMOUNT          PROPOSED MAXIMUM       PROPOSED MAXIMUM     AMOUNT OF REGISTRATION
         TITLE OF SECURITIES TO                 TO BE            OFFERING PRICE       AGGREGATE OFFERING             FEE
             BE REGISTERED                    REGISTERED           PER SHARE              PRICE (2)
----------------------------------------- -------------------- -------------------- ---------------------- ------------------------
Common Stock of Commerce One to be
issued upon exercise of options granted
under the:
AppNet Systems, Inc 1999 Stock
Incentive Plan..........................      6,147,388             $38.2863            $235,360,741.17           $62,135.24
----------------------------------------- -------------------- -------------------- ---------------------- ------------------------
AppNet Systems, Inc. 1998 Stock Option
and Incentive Plan....................         784,060              $14.2865            $11,201,473.19             $2,957.19
----------------------------------------- -------------------- -------------------- ----------------------- ------------------------
Internet Outfitters, Inc. 1996
Incentive Stock Option Plan...........          2,379                $4.7100             $11,205.09                  $2.96
----------------------------------------- -------------------- -------------------- ----------------------- ------------------------
Century Computing, Incorporated
Incentive Stock Option Plan...........          34,446               $1.0439             $35,958.18                  $9.49
========================================= ==================== ==================== ======================= ========================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Plan being registered pursuant to this Registration Statement by reason of any stock dividend, stock split, recapitalization or any other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) With respect to 6,147,388 shares subject to outstanding options to purchase Common Stock under the Plan, the proposed maximum offering price per share is equal to the weighted average exercise price of $38.2863 per share calculated pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the "Act").

(3) With respect to 784,060 shares subject to outstanding options to purchase Common Stock under the Plan, the proposed maximum offering price per share is equal to the weighted average exercise price of $14.2865 per share calculated pursuant to Rule 457(h) under the Act.

(4) With respect to 2,379 shares subject to outstanding options to purchase Common Stock under the Plan, the proposed maximum offering price per share is equal to the weighted average exercise price of $4.7100 per share calculated pursuant to Rule 457(h) under the Act.

(5) With respect to 34,466 shares subject to outstanding options to purchase Common Stock under the Plan, the proposed maximum offering price per share is equal to the weighted average exercise price of $1.0439 per share calculated pursuant to Rule 457(h) under the Act.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         There are hereby incorporated by reference into this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission (the "Commission") by Commerce One, Inc. (the "Registrant"):

         1.   The Registrant's Annual Report on Form 10-K, filed pursuant to
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for the year ended December 31, 1999, filed on March 30, 2000.

         2. The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed with the Commission on May 15, 2000.

         3. The Registrant's Quarterly Report on Form 10-Q for the quarter ended on June 30, 2000, filed with the Commission on August 14, 2000.

         4. The Registrant's Form 8-K/A dated November 24, 1999, filed on January 25, 2000, including any amendment or report filed for the purpose of updating such description.

         5. The Registrant's Form 8-K dated January 7, 2000, filed on January 20, 2000, including any amendment or report filed for the purpose of updating such description.

         6. The Registrant's Form 8-K dated February 2, 2000, filed on February 2, 2000, including any amendment or report filed for the purpose of updating such description

         7. The Registrant's Form 8-K dated June 14, 2000, filed on June 28, 2000, including any amendment or report filed for the purpose of updating such description.

         8. The Registrant's Form 8-K dated June 20, 2000, filed on June 29, 2000, including any amendment or report filed for the purpose of updating such description.

         9. The Registrant's Form 8-K dated June 20, 2000, filed on July 31, 2000, including any amendment or report filed for the purpose of updating such description.

         10. The Registrant's Form 8-K dated July 24, 2000, filed on July 26, 2000, including any amendment or report filed for the purpose of updating such description.

         11. The description of Registrant's Common Stock contained in the Company's Registration Statement on Form 8-A, as declared effective by the Commission on July 1, 1999, filed pursuant to Section 12 of the Exchange Act and, any amendment or report filed for the purpose of updating such description.

         All documents filed by Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement on Form S-8 and prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the Delaware General Corporation Law permits a corporation to include in its charter documents, and in agreements between the corporation and its directors and officers, provisions expanding the scope of indemnification beyond that specifically provided by the current law.

         Article IX of the Registrant's Restated Certificate of Incorporation provides for the indemnification of directors to the fullest extent permissible under Delaware law.

         Article VI of the Registrant's Bylaws provides for the indemnification of officers, directors and third parties acting on behalf of the Registrant if such person acted in good faith and in a manner reasonably believed to be in and not opposed to the best interest of the Registrant, and, in any criminal action or proceeding, the indemnified party had no reason to believe his or her conduct was unlawful.

         The Registrant has entered into indemnification agreements with its directors and executive officers, in addition to indemnification provided for in the Registrant's Bylaws, and intends to enter into indemnification agreements with any new directors and executive officers in the future.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8. EXHIBITS.

        EXHIBIT
        NUMBER                                         EXHIBIT
        ------                                         -------

                                     II-4


              5.1   Opinion of Wilson Sonsini Goodrich & Rosati, Professional
                    Corporation.

             10.1   AppNet Systems, Inc. 1999 Stock Incentive Plan.

             10.2   AppNet Systems, Inc. 1998 Stock Option and Incentive Plan.

             10.3   Internet Outfitters Inc. 1996 Incentive Stock Option Plan.

             10.4   Century Computing, Incorporated Incentive Stock Option
                    Plan.

             23.1   Consent of Ernst & Young LLP, Independent Auditors.

             23.3   Consent of WSGR (included in Exhibit 5.1).

             24.1   Power of Attorney (see signature page).

ITEM 9. UNDERTAKINGS

         (a)   The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended (the "Securities Act"), each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities

Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Commerce One, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, State of California, on this 20th day of September, 2000.

                                            COMMERCE ONE, INC.


                                            By:     /s/ Mark B. Hoffman
                                                ------------------------------
                                                    Mark B. Hoffman
                                                    Chief Executive Officer and
                                                    Chairman of the Board

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, Peter F. Pervere and Robert
M. Tarkoff and each of them, acting individual as his attorney-in-fact, with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorney to any and all amendments to the Registration Statement.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.

      SIGNATURE                     TITLE                         DATE
------------------------- ------------------------------ -----------------------

 /s/ Mark B. Hoffman      Chief Executive Officer and    September 20, 2000
------------------------  Chairman of the Board
  Mark B. Hoffman         (Principal Executive Officer)


 /s/ Robert M. Kimmitt    President and Vice Chairman    September 20, 2000
------------------------  of the Board
  Robert M. Kimmitt


 /s/ Peter F. Pervere     Senior Vice President and      September 20, 2000
------------------------  Chief Financial Officer
  Peter F. Pervere        (Principal Financial and
                          Accounting Officer)


 /s/ John V. Balen         Director                       September 20, 2000
------------------------
  John V. Balen


 /s/ William B. Elmore     Director                       September 20, 2000
------------------------
  William B. Elmore


 /s/ Kenneth C. Gardner    Director                       September 20, 2000
------------------------
 Kenneth C. Gardner


 /s/ Thomas J. Gonzalez    Director                       September 20, 2000
------------------------
 Thomas J. Gonzalez


 /s/ William J. Harding    Director                       September 20, 2000
------------------------
 William J. Harding


 /s/ David H. J. Furniss   Director                       September 20, 2000
------------------------
 David H. J. Furniss


 /s/ Noriyoshi Osumi       Director                       September 20, 2000
------------------------
 Noriyoshi Osumi


 /s/ Larry W. Sonsini      Director                       September 20, 2000
------------------------
 Larry W. Sonsini


 /s/ Jay M. Tenebaum       Director                       September 20, 2000
------------------------
 Jay M. Tenebaum


 /s/ Jeffrey T. Webber     Director                       September 20, 2000
------------------------
 Jeffrey T. Webber

                               INDEX TO EXHIBITS

   EXHIBIT
   NUMBER                                   EXHIBIT
   -------                                  -------
       5.1         Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

      10.1         AppNet Systems, Inc. 1999 Stock Incentive Plan.

      10.2         AppNet Systems, Inc. 1998 Stock Option and Incentive Plan.

      10.3         Internet Outfitters, Inc. 1996 Incentive Stock Option Plan.

      10.4         Century Computing, Incorporated Incentive Stock Option Plan.

      23.1         Consent of Ernst & Young LLP, Independent Auditors.

      23.2         Consent of WSGR (included in Exhibit 5.1).

      24.1         Power of Attorney (see signature page).
